                                            Prudential Annuities Life Assurance Corporation

                                                   Advanced Series Advisor Plan III
                                                        Advanced Series APEX II
                                                    Advanced Series XTRA Credit SIX
                                                      Advanced Series Lifevest II

                                                     Supplement, dated May 1, 2008
                                                                  To
                                                     Prospectus, dated May 1, 2008

       This supplement should be read and retained with the prospectus for your Annuity.  If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

       In the section of the prospectus entitled "Valuing Your Investment", under the sub-section entitled "When Do You Process and
       Value Transactions?" we delete the following disclosure:

       "We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes.  Currently, we have such an arrangement with Citigroup Global Markets, Inc."